Evergreen Pennsylvania Municipal Bond Fund: Annual Report as of March 31, 2003

table of contents

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER INTERVIEW
9	FINANCIAL HIGHLIGHTS
13	SCHEDULE OF INVESTMENTS
26	STATEMENT OF ASSETS AND LIABILITIES
27	STATEMENT OF OPERATIONS
28	STATEMENTS OF CHANGES IN NET ASSETS
29	NOTES TO FINANCIAL STATEMENTS
33	INDEPENDENT AUDITORS' REPORT
34	ADDITIONAL INFORMATION
36	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2003.

Evergreen mutual funds are distributed by Evergreen Distributor, Inc., 90 Park Avenue, 10th Floor, New York, NY 10016.

LETTER TO SHAREHOLDERS

May 2003

William M. Ennis President and Chief Executive Officer	Dennis H. Ferro President and Chief Investment Officer
Dear Evergreen shareholder,

We are pleased to provide the annual report for Evergreen Pennsylvania Municipal Bond Fund, which covers the 12-month period ended March 31, 2003.

Market analysis

The municipal bond market was not excluded from the overall volatility in the financial markets over the past year. Uncertainty regarding the strength of the economic recovery and fears of war and terror combined to frequently challenge those in the fixed income markets. While periodic strength in stocks competed with bonds for investment dollars, those investors employing proper diversification strategies managed to weather the volatility on a relative basis. In the municipal market, those investors who paid heed to duration and quality during the volatility were able to manage risks effectively. While many other areas within the financial markets delivered disappointing returns, many municipal bond investors benefited from falling yields due in part to an accommodating Federal Reserve Board policy, uncertainty related to the strength of the economic recovery, and continued volatility in the equity markets.

Several developments occurred over the past year and these trends may continue in coming months. First, the weaker-than-expected recovery resulted in lower tax receipts for most municipalities, increasing the need for new debt issuance. Second, the increased supply was met by healthy demand for bonds that were suitable for a

LETTER TO SHAREHOLDERS continued

broad range of investment needs. Third, many investors exiting the equity markets placed their assets in short-term, liquid issues. This enabled many tax-free money market funds to perform well. Finally, many longer-dated issues also outperformed, benefiting from both price increases and declining yields.

Perhaps the most interesting development was the solid performance of many bonds, despite the increased supply. Ordinarily, extra supply hinders return potential, yet uncertainty in the equity markets resulted in higher-than-normal demand for tax-exempt income securities. Money flowed from equity funds due to the uncertain economy, and as geopolitical uncertainty increased, flows increased further into a wide variety of bond structures.

So far, 2003 has not offered compelling arguments for a surge in economic growth. As a result, investor sentiment remains tepid, as war with Iraq and concerns over terrorism are keeping many equity investors on the sidelines. With the prospects for moderate economic growth, declining tax revenues, and many municipalities needing resources to fund programs, issuance should once again increase in the coming year. The degree of clarity on the geopolitical situation will determine whether or not this issuance is met with investor demand. If investors continue underweighting stocks, the increased issuance should not dilute opportunities within the municipal bond market. If investors sense an end to the global turmoil, demand may not satisfy supply.

Until economic growth improves in conjunction with clarity on the geopolitical situation in the second half of the year, we expect interest rates to remain at 40-year lows.

LETTER TO SHAREHOLDERS continued

Unemployment rates in the range of 6% and global tensions should keep the Fed on the sidelines for much of 2003. As the markets sense an improved outlook, though, interest rates could begin a gradual climb later in the year. We believe those portfolios adopting long-term defensive strategies involving quality and yield should be adequately positioned for this scenario.

For more information

Please visit our Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly online shareholder newsletter, Evergreen Events, through the "About Evergreen Investments" menu tab. Thank you for your continued support of Evergreen Investments.

William M. Ennis
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

FUND AT A GLANCE

as of March 31, 2003

MANAGEMENT TEAM

Charles E. Jeanne, CFA
Tax-Exempt Fixed Income Team Lead Manager

CURRENT INVESTMENT STYLE2

PERFORMANCE AND RETURNS1
Portfolio Inception Date: 12/27/1990

	Class A	Class B	Class C	Class I
Class inception date	12/27/1990	2/1/1993	2/1/1993	11/24/1997

Average annual return*

1 year with sales charge	3.60%	3.10%	6.05%	N/A

1 year w/o sales charge	8.79%	8.10%	8.10%	9.06%

5 year	3.95%	4.01%	4.09%	5.23%

10 year	5.00%	4.80%	4.69%	5.66%

Maximum sales charge	4.75%	5.00%	1.00%	N/A
	Front End	CDSC	Front End
			1.00%
			CDSC

30-day SEC yield	4.15%	3.61%	3.57%	4.62%

Tax-equivalent yield**	6.76%	5.88%	5.81%	7.52%

12-month income dividends per share	$0.52	$0.43	$0.43	$0.55

* Adjusted for maximum applicable sales charge, unless noted
** Assumes a maximum 38.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes B, C and I prior to their inception is based on the performance of Class A, the original class offered. The historical returns for Classes B, C and I have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class I would have been higher. The advisor is reimbursing a portion of the 12b-1 fee for Class A. Had the fee not been reimbursed, returns would have been lower. Returns reflect expense limits previously in effect for all classes, without which returns would have been lower.

2 Source: Morningstar, Inc.

Morningstar's Style Box is based on a portfolio date as of 3/31/2003.

The fixed income style box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

FUND AT A GLANCE continued

LONG-TERM GROWTH

Comparison of a $10,000 investment in Evergreen Pennsylvania Municipal Bond Fund Class A shares,1 versus a similar investment in the Lehman Brothers Municipal Bond Index (LBMBI) and the Consumer Price Index (CPI).
The LBMBI is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of the Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

The fund's investment objective is non-fundamental and may be changed without the vote of the fund's shareholders.

Funds that invest in high yield, lower rated bonds may contain more risk due to the increased possibility of default.

The fund's yield will fluctuate, and there can be no guarantee that the fund will achieve its objective or any particular tax-exempt yield. Income may be subject to federal alternative minimum tax.

Funds that concentrate their investments in a single state may face increased risk of price fluctuation over more diversified funds due to adverse developments within that state.

All data is as of March 31, 2003, and subject to change.

PORTFOLIO MANAGER INTERVIEW

How did Evergreen Pennsylvania Municipal Bond Fund perform during the period?

The fund's Class A shares had a total return of 8.79% for the 12-month period ended March 31, 2003, excluding any applicable sales charges. During the same period, the Lehman Brothers Municipal Bond Index (LBMBI) returned 9.89%, while the median return of funds in the Lipper Pennsylvania municipal debt funds classification was 8.69%. Lipper is an independent monitor of mutual fund performance. We attribute the fund's lag to the LBMBI to, among other factors, a difference in performance objectives. The fund emphasizes yield and price stability. In contrast, the LBMBI reflects total return. Bonds selected to enhance yield and price stability have significantly different characteristics than securities chosen for their total return potential. Further, the LBMBI may be able to include bonds that do not comply with the fund's credit standards, and additionally, reflect the return of securities that the fund may not be able to obtain because of market conditions. Expenses also are a factor. Unlike indexes, mutual funds incur expenses, which lower returns.

PORTFOLIO CHARACTERISTICS
(as of 3/31/2003)

Total Net Assets	$929,236,405

Average Credit Quality*	AA

Effective Maturity	12.0 years

Average Duration	5.1 years

*Source: Standard & Poor's

What was the environment like?

Municipal bond prices ended the fiscal year higher -- pushing yields lower -- on geopolitical tensions, continued sluggishness in the economy and poor investment conditions in the stock market. As the period opened, many investors were directing cash out of stocks and into bonds. Corporate scandals and concerns about future earnings reports drove investors out of the equity market's volatility and into securities that represented greater safety and stability. In the second half of the fiscal year, uncertainty dominated market conditions. The uncertainty of a possible war with Iraq evolved into unanswerable questions about the duration of the war, the severity of Coalition casualties and the war's effect on the U.S. and world economies. Investors' strong preference for quality intensified.

Adding to investors' concerns, the U.S. economy remained weak, despite an eleventh interest rate cut by the Federal Reserve Board in November 2002. The move sparked a rally across all maturity ranges, with shorter maturities experiencing the greatest decline in yield. Between March 31, 2002 and March 31, 2003, five-year municipal bond yields dropped 147 basis points, while yields in 30-year maturities fell 50 basis points, according to Municipal Market Data's "AAA"-rated scale.

Another factor affecting market conditions was the yield relationship between 10-15 year municipal bonds and their taxable counterparts, U.S. Treasuries. Municipal bond yields rose to 100% of U.S. Treasury

PORTFOLIO MANAGER INTERVIEW continued

yields, in the second half of the period. This attractive relative value caught the attention of "crossover buyers"; non-traditional municipal bond investors who take advantage of changing yield relationships between tax-exempt securities and U.S. Treasuries. The investment horizon of crossover buyers tends to be short-term and they trade with sizeable amounts of money. As a result, this activity created significant price volatility for municipal bonds with 10-15 year maturities, limiting the total return of securities in this range.

The supply of Pennsylvania municipal bonds was limited, and subsequently, finding bonds that fit our preferred structure for the fund was sometimes difficult. As a credit, Pennsylvania continued to exhibit strong financial management. The state's general obligation bonds kept their "AA"-rating, and stable outlook by Standard & Poor's. Conservative budgeting and moderate debt levels should enable the state to maintain balanced operations; despite significant draws against reserves over the past two years.

PORTFOLIO COMPOSITION
(as a percentage of 3/31/2003 portfolio assets)

Hospital	19.3%

General Obligation - Local	10.9%

Education	10.5%

Miscellaneous Revenue	8.5%

Pre-refunded	8.5%

General Obligation - State	8.5%

Industrial Development Revenue	5.7%

Water & Sewer	5.4%

Transportation	4.4%

Other	18.3%

What strategies did you use in this environment?

We maintained our emphasis on yield and price stability, the fund's longer-term objectives. Our investments centered on premium bonds -- bonds with higher coupons -- with 10-year calls, and 10-20 year maturities. Call features enable bond issuers to be "called away" from investors on pre-determined dates, at pre-determined prices. We took advantage of opportunities to invest in bonds with seven-year calls to shorten the fund's duration. Expressed in years, duration measures a fund's price sensitivity to changes in yield. Shortening duration enhances price stability and conversely, lengthening duration increases price sensitivity to changes in yield. We also focused on quality by investing largely in state and local general obligation bonds, as well as water and sewer bonds, and securities issued by school districts. We selectively invested in healthcare bonds, which provided more generous yields.

PORTFOLIO QUALITY*
(as a percentage of 3/31/2003 portfolio assets)

*Source: Standard & Poor's

PORTFOLIO MANAGER INTERVIEW continued

What is your outlook over the next 12-months?

We expect yields to move within a narrow range, perhaps rising modestly. The cost to rebuild Iraq after the war could put upward pressure on interest rates; however, we think the cost of rebuilding could be fairly well absorbed and offset by the continued weakness in the economy. We would not be surprised to see the "play-by-play" nature of the war with Iraq prompt periods of price volatility; so in our opinion, investors probably will continue to seek quality and liquidity to be able to increase the flexibility of their portfolios.

In this environment, we intend to maintain our focus on yield and price stability, taking advantage of securing attractive relative value. As of the end of the period, the 30-day visible supply of bonds was well above its six-month average. We are optimistic that this greater supply will enable us to acquire bonds that we believe best fit the fund's objectives, and look forward to new opportunities that will generate solid returns.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended March 31,
	2003	2002	2001	2000	1999
CLASS A
Net asset value, beginning of period	$11.18	$11.34	$10.89	$11.66	$11.70
Income from investment operations
Net investment income	0.52	0.54	0.56	0.54	0.51
Net realized and unrealized gains or losses on securities	0.45	-0.16	0.45	-0.76	0.10
Total from investment operations	0.97	0.38	1.01	-0.22	0.61
Distributions to shareholders from
Net investment income	-0.52	-0.54	-0.56	-0.54	-0.51
Net realized gains	0	0	0	-0.01	-0.14
Total distributions to shareholders	-0.52	-0.54	-0.56	-0.55	-0.65
Net asset value, end of period	$11.63	$11.18	$11.34	$10.89	$11.66
Total return[1]	8.79%	3.37%	9.57%	-1.86%	5.36%
Ratios and supplemental data
Net assets, end of period (thousands)	$66,026	$58,010	$44,951	$32,796	$28,646
Ratios to average net assets
Expenses[2]	0.65%	0.64%	0.64%	0.73%	0.82%
Net investment income	4.48%	4.75%	5.07%	4.89%	4.36%
Portfolio turnover rate	18%	23%	20%	28%	69%

1.  Excluding applicable sales charges

2.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended March 31,
	2003	2002	2001	2000	1999
CLASS B
Net asset value, beginning of period	$11.11	$11.26	$10.80	$11.52	$11.55
Income from investment operations
Net investment income	0.44	0.46	0.47	0.45	0.42
Net realized and unrealized gains or losses on securities	0.45	-0.16	0.47	-0.70	0.11
Total from investment operations	0.89	0.30	0.94	-0.25	0.53
Distributions to shareholders from
Net investment income	-0.43	-0.45	-0.48	-0.46	-0.42
Net realized gains	0	0	0	-0.01	-0.14
Total distributions to shareholders	-0.43	-0.45	-0.48	-0.47	-0.56
Net asset value, end of period	$11.57	$11.11	$11.26	$10.80	$11.52
Total return[1]	8.10%	2.68%	8.89%	-2.23%	4.68%
Ratios and supplemental data
Net assets, end of period (thousands)	$43,463	$34,681	$31,262	$35,334	$37,823
Ratios to average net assets
Expenses[2]	1.40%	1.39%	1.39%	1.48%	1.58%
Net investment income	3.72%	3.98%	4.32%	4.11%	3.60%
Portfolio turnover rate	18%	23%	20%	28%	69%

1.  Excluding applicable sales charges

2.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended March 31,
	2003	2002	2001	2000	1999
CLASS C
Net asset value, beginning of period	$11.13	$11.28	$10.82	$11.55	$11.59
Income from investment operations
Net investment income	0.44	0.49	0.47	0.45	0.42
Net realized and unrealized gains or losses on securities	0.45	-0.19	0.47	-0.71	0.10
Total from investment operations	0.89	0.30	0.94	-0.26	0.52
Distributions to shareholders from
Net investment income	-0.43	-0.45	-0.48	-0.46	-0.42
Net realized gains	0	0	0	-0.01	-0.14
Total distributions to shareholders	-0.43	-0.45	-0.48	-0.47	-0.56
Net asset value, end of period	$11.59	$11.13	$11.28	$10.82	$11.55
Total return[1]	8.10%	2.68%	8.88%	-2.31%	4.59%
Ratios and supplemental data
Net assets, end of period (thousands)	$15,470	$10,543	$5,775	$5,726	$6,945
Ratios to average net assets
Expenses[2]	1.40%	1.39%	1.39%	1.48%	1.58%
Net investment income	3.72%	3.96%	4.29%	4.11%	3.60%
Portfolio turnover rate	18%	23%	20%	28%	69%

1.  Excluding applicable sales charges

2.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended March 31,
	2003	2002	2001	2000	1999
CLASS I1
Net asset value, beginning of period	$11.18	$11.34	$10.89	$11.66	$11.70
Income from investment operations
Net investment income	0.55	0.57	0.59	0.57	0.54
Net realized and unrealized gains or losses on securities	0.45	-0.16	0.45	-0.76	0.10
Total from investment operations	1.00	0.41	1.04	-0.19	0.64
Distributions to shareholders from
Net investment income	-0.55	-0.57	-0.59	-0.57	-0.54
Net realized gains	0	0	0	-0.01	-0.14
Total distributions to shareholders	-0.55	-0.57	-0.59	-0.58	-0.68
Net asset value, end of period	$11.63	$11.18	$11.34	$10.89	$11.66
Total return	9.06%	3.63%	9.84%	-1.62%	5.63%
Ratios and supplemental data
Net assets, end of period (thousands)	$804,277	$794,108	$809,659	$796,576	$181,919
Ratios to average net assets
Expenses[2]	0.40%	0.39%	0.39%	0.47%	0.57%
Net investment income	4.73%	5.00%	5.32%	5.20%	4.61%
Portfolio turnover rate	18%	23%	20%	28%	69%

1.  Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

2.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

March 31, 2003

	Credit Rating(v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS 99.1%
AIRPORT 1.8%
Allegheny Cnty., PA Arpt. RRB, Pittsburgh Intl. Arpt., 5.75%, 01/01/2012	AAA	$5,500,000	$ 6,152,630
Lehigh Northampton, PA Arpt. Auth. RB, Ser. A, 6.00%, 05/15/2025	AAa	3,000,000	3,231,690
Philadelphia, PA Arpt. Parking Auth. RB, 5.625%, 09/01/2016	AAA	3,695,000	4,133,892
Philadelphia, PA Auth. for Indl. Dev. Arpt. RB, Philadelphia Arpt. Sys. Proj.:
Ser. A, 5.50%, 07/01/2016	AAA	1,630,000	1,766,545
Ser. A, 5.50%, 07/01/2017	AAA	1,250,000	1,345,600
16,630,357
COMMUNITY DEVELOPMENT DISTRICT 0.4%
Philadelphia, PA Redev. Auth. RB, Neighborhood Transformation:
Ser. A, 5.50%, 04/15/2016	AAA	1,000,000	1,119,260
Ser. A, 5.50%, 04/15/2017	AAA	1,000,000	1,111,220
Ser. A, 5.50%, 04/15/2020	AAA	925,000	1,008,842
Ser. A, 5.50%, 04/15/2022	AAA	500,000	540,255
3,779,577
CONTINUING CARE RETIREMENT COMMUNITY 0.5%
Bucks Cnty., PA IDA RB, Pennswood Vlg. Proj.:
Ser. A, 6.00%, 10/01/2027	BBB+	1,000,000	1,017,140
Ser. A, 6.00%, 10/01/2034	BBB+	1,400,000	1,421,574
Crawford Cnty., PA Hosp. Auth. RB, Wesbury United Methodist Community Hosp., 6.125%, 08/15/2019	NR	1,000,000	976,320
Montgomery Cnty., PA IDA RB, Adult Community Total Svcs., Ser. B, 5.75%, 11/15/2017	BBB+	1,000,000	1,036,500
4,451,534
EDUCATION 10.5%
Allegheny Cnty., PA Higher Ed. Bldg. Auth. RB:
Chatham College, Ser. A, 5.375%, 09/01/2028	BBB	6,075,000	5,759,100
Community College, Ser. A, 5.80%, 06/01/2013, (Insd. by MBIA)	AAA	1,000,000	1,026,890
Delaware Cnty., PA College Auth. RB, Haverford College, 5.75%, 11/15/2025	AA	1,000,000	1,093,060
Delaware Cnty., PA Univ. Auth. RB, Villanova Univ., 5.80%, 08/01/2025	AAA	2,000,000	2,199,360
Gettysburg, PA Muni. Auth. College RB, 5.00%, 08/15/2018	AAA	1,000,000	1,048,190
Latrobe, PA IDA College RB, St. Vincent College Proj.:
5.375%, 05/01/2018	Baa1	2,635,000	2,682,219
5.375%, 05/01/2024	Baa1	5,600,000	5,444,936
5.60%, 05/01/2021	Baa1	1,500,000	1,548,930
5.70%, 05/01/2031	Baa1	1,500,000	1,524,990
Montgomery Cnty., PA Higher Ed. & Hlth. Auth. RB:
Beaver College, 5.70%, 04/01/2027	AA	1,560,000	1,681,945
Philadelphia Geriatric Ctr., Ser. A, 7.25%, 12/01/2024	NR	6,000,000	6,002,940
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003

	Credit Rating(v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
EDUCATION continued
Norwin, PA Sch. Dist. GO:
6.00%, 04/01/2011, (Insd. by FGIC)	AAA	$1,030,000	$ 1,212,269
6.00%, 04/01/2012, (Insd. by FGIC)	AAA	1,090,000	1,282,886
6.25%, 04/01/2013, (Insd. by FGIC)	AAA	1,155,000	1,377,395
Pennsbury, PA Sch. Dist. GO:
5.50%, 01/15/2016	AAa	1,000,000	1,126,110
5.50%, 01/15/2018	AAa	1,000,000	1,111,260
Pennsylvania Higher Edl. Facs. Auth. RB:
Ser. K, 5.50%, 06/15/2010, (Insd. by AMBAC)	AAA	2,800,000	2,937,172
Ser. M, 5.625%, 06/15/2019, (Insd. by AMBAC)	AAA	5,260,000	5,743,184
Ser. N, 5.80%, 06/15/2024, (Insd. by MBIA)	AAA	3,500,000	3,863,195
Ser. N, 5.875%, 06/15/2021, (Insd. by MBIA)	AAA	4,000,000	4,419,720
Bryn Mawr College:
5.40%, 12/01/2009	AAA	2,450,000	2,766,907
5.625%, 12/01/2027	AAA	2,000,000	2,115,840
Capital Acquisition, 6.00%, 12/15/2012, (Insd. by MBIA)	AAA	1,610,000	1,914,644
Drexel Univ., 5.20%, 05/01/2009	AAA	2,065,000	2,300,059
Lasalle Univ., 5.625%, 05/01/2017	AAA	1,000,000	1,104,570
Philadelphia Univ., 6.25%, 06/01/2024	AA	2,400,000	2,788,848
Temple Univ., Ser. A, 5.25%, 04/01/2016	AAA	2,290,000	2,490,627
Thomas Jefferson Univ.:
5.50%, 01/01/2015	A1	1,280,000	1,405,466
5.50%, 01/01/2018	A1	1,000,000	1,076,510
Univ. of Pennsylvania:
Ser. B, 5.55%, 09/01/2009	AA	2,725,000	2,958,587
Ser. B, 5.60%, 09/01/2010	AA	2,145,000	2,344,185
Ursinus College, 5.85%, 01/01/2017	A-	2,755,000	3,091,137
Pennsylvania Pub. Sch. Bldg. Auth. RB, Garnet Valley Sch. Dist. Proj.:
5.50%, 02/01/2025	AAa	5,000,000	5,309,750
6.00%, 02/01/2017	AAa	2,690,000	3,062,135
Pennsylvania State Univ. RRB:
5.00%, 08/15/2007	AA	1,645,000	1,829,421
5.25%, 08/15/2015	AA	1,535,000	1,741,626
5.25%, 08/15/2016	AA	1,000,000	1,134,000
Philadelphia, PA Hosp. & Higher Ed. Facs. Auth. RB, Chestnut Hill College:
5.35%, 10/01/2007	NR	815,000	863,272
6.00%, 10/01/2029	NR	1,000,000	970,350
Philadelphia, PA Hosp. & Higher Ed. Facs. Auth. RRB, Ser. B, 6.25%, 05/01/2005, (Insd. by MBIA)	AAA	1,135,000	1,244,176
Pleasant Valley, PA Sch. Dist. GO:
Prerefunded, 5.60%, 11/15/2014	AAA	850,000	940,075
Unrefunded, 5.60%, 11/15/2014	AAA	150,000	164,289
Swarthmore Borough, PA College Auth. Spl. Assmt. RB, 5.25%, 09/15/2020	AA+	750,000	805,470
97,507,695
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003

	Credit Rating(v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
ELECTRIC REVENUE 1.3%
Indiana Cnty., PA IDA PCRRB, PA Elec. Co. Proj., 5.35%, 11/01/2010, (Insd. by MBIA)	AAA	$9,600,000	$ 10,933,344
Virgin Islands Wtr. & Pwr. Auth. Elec. Sys. RB, 5.25%, 07/01/2009	NR	1,370,000	1,462,749
12,396,093
ESCROW 0.9%
Allegheny Cnty., PA Sanitation Auth. Swr. RB, 6.80%, 07/01/2003	AAA	170,000	172,429
Armstrong, PA Sch. Dist. GO, 7.75%, 12/01/2004	AAA	5,000	5,055
Dover Township, PA Swr. Auth. RB, 6.25%, 05/01/2012	AAA	15,000	16,635
Hempfield, PA Lancaster Cnty. Sch. Dist. GO, 7.10%, 10/15/2005	AA2	300,000	301,440
Neshaminy, PA Wtr. Resources Auth. RB, 5.40%, 03/01/2013	AAa	1,610,000	1,785,217
Pennsylvania Tpke. Commission RB, Oil Franchise Tax:
Ser. A, 5.45%, 12/01/2003, (Insd. by AMBAC)	AAA	2,360,000	2,428,605
Ser. A, 5.50%, 12/01/2004, (Insd. by AMBAC)	AAA	2,000,000	2,140,520
Philadelphia, PA IDA RB, Girard Estate Coal Mining Proj., 5.25%, 11/15/2009	AA	500,000	555,755
Pittsburgh, PA Wtr. & Swr. Sys. RRB, 7.25%, 09/01/2014, (Insd. by FGIC)	AAa	1,000,000	1,251,380
8,657,036
GENERAL OBLIGATION - LOCAL 10.9%
Abington, PA Sch. Dist. GO, Ser. AA, 5.625%, 05/15/2020	AAA	2,090,000	2,288,174
Allentown, PA GO, Refunding, 5.65%, 07/15/2010	AAA	170,000	196,149
Athens, PA Sch. Dist. GO:
5.50%, 04/15/2017	AAA	2,330,000	2,580,661
5.50%, 04/15/2018	AAA	1,000,000	1,100,740
5.50%, 04/15/2019	AAA	2,590,000	2,833,357
Bucks Cnty., PA GO, Ser. A, 6.20%, 03/01/2004	AA	5,500,000	5,755,200
Cambria Cnty., PA GO, 5.50%, 08/15/2016, (Insd. by FGIC)	AAA	2,375,000	2,647,032
Central Bucks, PA Sch. Dist. GO:
5.50%, 05/15/2017	AAa	3,750,000	4,185,337
5.50%, 05/15/2018	AAa	2,000,000	2,219,240
5.50%, 05/15/2019	AAa	1,500,000	1,652,415
Central York, PA Sch. Dist. GO:
5.50%, 06/01/2015	AAa	2,300,000	2,598,241
5.50%, 06/01/2016	AAa	2,000,000	2,244,540
Centre Cnty., PA GO:
5.25%, 07/01/2017, (Insd. by MBIA)	AAa	1,200,000	1,318,680
5.25%, 07/01/2018, (Insd. by MBIA)	AAa	1,540,000	1,678,816
Chester Cnty., PA GO:
5.50%, 11/15/2017	AA2	2,280,000	2,527,220
5.50%, 11/15/2018	AA2	2,405,000	2,651,032
5.50%, 11/15/2019	AA2	2,535,000	2,775,039
Refunding, Ser. B, 5.625%, 11/15/2016	AA	4,290,000	4,746,199
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003

	Credit Rating(v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
GENERAL OBLIGATION - LOCAL continued
Dauphin Cnty., PA GO:
5.50%, 11/15/2015	AAA	$1,055,000	$ 1,181,653
5.50%, 11/15/2016	AAA	1,110,000	1,238,893
5.50%, 11/15/2017	AAA	1,170,000	1,299,613
5.50%, 11/15/2018	AAA	1,240,000	1,369,158
Georgetown Cnty., SC Dist. GO, 5.75%, 03/01/2014	AA	2,000,000	2,283,060
Lancaster, PA Warwick Sch. Dist. GO, 5.00%, 02/15/2014	AAa	1,000,000	1,085,170
Lower Merion, PA Sch. Dist. GO, 5.00%, 05/15/2018 (+)	Aaa	1,975,000	2,112,519
Loyalsock Township, PA Sch. Dist. GO:
Prerefunded, 5.375%, 11/01/2017	AAA	875,000	1,002,689
Unrefunded, 5.375%, 11/01/2017	AAA	855,000	938,371
Muncy, PA Sch. Dist. GO, 5.50%, 05/15/2018	AAa	3,545,000	3,904,924
Parkland, PA Sch. Dist. GO:
5.60%, 09/01/2010	AAA	1,535,000	1,706,014
5.65%, 09/01/2011	AAA	2,125,000	2,364,764
5.70%, 09/01/2012	AAA	2,250,000	2,507,040
Perkiomen Valley, PA Sch. Dist. GO, 5.50%, 03/01/2017	AAa	1,525,000	1,678,857
Philadelphia, PA GO, Ser. B, 5.80%, 11/15/2007	AAA	875,000	953,934
Philadelphia, PA Sch. Dist. GO:
Ser. B, 5.50%, 09/01/2025	AAA	4,000,000	4,239,720
Ser. B, 5.625%, 08/01/2018	AAA	2,500,000	2,786,875
Ser. B, 5.625%, 08/01/2019	AAA	1,000,000	1,106,590
Pittsburgh, PA Urban Redev. Auth. GO, Ctr. Triangle Tax Increment, Ser. A, 6.10%, 05/01/2019	A2	1,090,000	1,169,755
Scranton, PA Sch. Dist. GO, Refunding, 5.375%, 04/01/2020	AAA	2,855,000	3,062,901
Spring Grove, PA Area Sch. Dist. GO, 5.25%, 04/01/2016	AAA	4,690,000	5,100,891
Springfield, PA Sch. Dist. GO:
Delaware Cnty. Impt., 5.50%, 03/15/2018	AAA	2,585,000	2,855,960
Delaware Cnty. Impt., Refunding, 5.50%, 03/15/2016	AAA	1,000,000	1,119,950
Sto-Rox Sch. Dist., PA GO, 5.80%, 06/15/2030	AAA	1,500,000	1,764,615
Tredyffrin Easttown, PA Sch. Dist. GO:
5.50%, 02/15/2016	AAa	2,140,000	2,378,268
5.50%, 02/15/2017	AAa	1,520,000	1,682,138
Valley View, PA Sch. Dist. GO, Ser. A, 5.375%, 11/15/2010, (Insd. by FGIC)	AAa	2,065,000	2,309,992
101,202,386
GENERAL OBLIGATION - STATE 8.4%
Cmnwlth. of Puerto Rico GO, Ser. D, 7.00%, 07/01/2010, (Insd. by MBIA)	AAA	3,950,000	4,918,461
Pennsylvania GO:
Ser. 1, 5.00%, 01/01/2013	AAA	1,250,000	1,385,162
Ser. 1, 5.25%, 02/01/2015	AA	1,000,000	1,104,730
Ser. 1, 6.00%, 01/15/2012	AA	2,705,000	3,132,796
Ser. 1, 6.00%, 01/15/2014	AA	3,105,000	3,612,047
Ser. 1, 6.00%, 01/15/2015	AAA	9,605,000	11,169,654
Ser. 1, 6.00%, 01/15/2016	AAA	9,805,000	11,399,391
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003

	Credit Rating(v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
GENERAL OBLIGATION - STATE continued
Pennsylvania GO: continued
Ser. 2, 5.50%, 05/01/2017	AAA	$ 3,500,000	$ 3,907,750
Ser. 2, 5.75%, 10/01/2014	AA	11,725,000	13,473,198
Ser. 2, 5.75%, 10/01/2017	AAA	5,000,000	5,700,600
Ser. 2, 5.75%, 10/01/2018	AAA	1,000,000	1,134,820
Ser. 2, 6.00%, 07/01/2005	AA	25,000	27,479
Ser. 2, 6.25%, 07/01/2010	AA	5,000,000	5,961,650
Ser. 2, 6.25%, 07/01/2011	AA	5,060,000	6,065,371
Refunding Proj., Ser. 2, 5.50%, 06/15/2010	AAA	3,000,000	3,200,640
Turnpike Commission Oil, Sr. Ser. A, 5.25%, 12/01/2017	AAA	1,980,000	2,146,934
78,340,683
HOSPITAL 19.3%
Allegheny Cnty., PA Hosp. Dev. Auth. RB:
Allegheny Gen. Hosp. Proj., 7.25%, 07/01/2003	AAA	215,000	218,309
Montefiore Hosp. Assn. of Western PA, 5.80%, 10/01/2003	AAA	30,000	30,612
Pittsburgh Mercy Hlth. Sys.:
5.40%, 08/15/2009	AAA	1,865,000	2,099,747
5.50%, 08/15/2010	AAA	1,510,000	1,698,086
5.50%, 08/15/2011	AAA	2,445,000	2,743,094
5.625%, 08/15/2018, (Insd. by AMBAC)	AAA	2,000,000	2,224,000
5.625%, 08/15/2026	AAA	4,210,000	4,631,716
South Hills Hlth. Sys., Ser. B, 6.625%, 05/01/2020	A3	4,055,000	4,332,159
Univ. of Pittsburgh Med. Ctr. Hlth. Sys., Presbyterian Univ. Hosp., Ser. A, 6.00%, 04/01/2005, (Insd. by MBIA)	AAA	1,000,000	1,084,820
Allegheny Cnty., PA Hosp. Dev. Auth. RRB:
South Hills Hlth. Sys., Ser. A, 5.125%, 05/01/2023	A3	3,310,000	3,035,766
Univ. of Pittsburgh Med. Ctr. Hlth. Sys., Ser. B, 5.50%, 12/15/2014, (Insd. by AMBAC)	AAA	8,295,000	9,202,473
Univ. of Pittsburgh Med. Ctr. Hlth. Sys., Presbyterian Univ. Hosp.:
Ser. B, 6.00%, 11/01/2006	AAA	1,000,000	1,020,270
Ser. B, 6.00%, 11/01/2012, (Insd. by MBIA)	AAA	25,000	25,507
Allentown, PA Area Hosp. Auth. RB:
5.50%, 10/01/2019(+)	AAa	2,535,000	2,817,044
Sacred Heart Healthcare Sys., Ser. A, 4.75%, 07/01/2008	BB+	2,550,000	2,220,821
Arlington Cnty., VA IDA Hosp. Facs. RB, VA Hosp. Ctr. Arlington Hlth. Sys., 5.50%, 07/01/2018	A2	1,000,000	1,066,580
Berks Cnty., PA Muni. Auth. Hosp. RB, Reading Hosp. & Med. Ctr. Proj.:
5.70%, 10/01/2014	AAA	2,110,000	2,431,754
Ser. B, 5.60%, 10/01/2006	AAA	65,000	70,505
Blair Cnty., PA Hosp. Auth. RB, Altoona Hosp. Proj., Ser. A, 5.50%, 07/01/2010	AAA	1,000,000	1,103,690
Bucks Cnty., PA St. Mary's Hosp. Auth. RB, Catholic Hlth. Initiatives, Ser. A, 5.00%, 12/01/2018	AA	5,000,000	5,626,950
Cmnwlth. of Puerto Rico Indl., Tourist, Edl., Med. & Env. Ctl. Facs. RB, Hosp. Auxilio Mutuo Obl., 6.25%, 07/01/2024, (Insd. by MBIA)	AAA	3,250,000	3,538,957
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003

	Credit Rating(v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
HOSPITAL continued
Cmnwlth. of Puerto Rico Pub. Bldgs. Auth. RB, Ser. M, 5.70%, 07/01/2009	A-	$ 1,800,000	$ 2,044,800
Dauphin Cnty., PA Gen. Auth. Hlth. Sys. RB, Pinnacle Hlth. Sys. Proj., 5.50%, 05/15/2017, (Insd. by MBIA)	AAA	1,000,000	1,090,480
Geisinger, PA Hlth. Sys. Auth. RRB, PA State Geisinger Hlth. Sys., Ser. A, 5.50%, 08/15/2010	AA-	1,685,000	1,845,126
Horizon Hosp. Sys. Auth. PA Hosp. RB, Horizon Hosp. Sys., Inc., 6.35%, 05/15/2026	A-	3,650,000	3,749,900
Horry Cnty., SC Hospitality Fee RB, 6.00%, 04/01/2013	A2	705,000	792,251
Lehigh Cnty., PA Gen. Purpose Auth. RB, Lehigh Valley Hosp., Inc.:
Ser. A, 5.875%, 07/01/2015, (Insd. by MBIA)	AAA	2,245,000	2,480,433
Ser. A, 7.00%, 07/01/2016, (Insd. by MBIA)	AAA	2,500,000	3,196,725
Maryland Hlth. & Higher Edl. Facs. RB, 6.00%, 07/01/2018	Baa1	250,000	270,428
Med. Univ., SC Hosp. Auth. RB, Ser. A, 6.00%, 08/15/2013	BBB+	1,605,000	1,740,446
Montgomery Cnty., PA Ed. & Hlth. Auth. Hosp. RB, Abington Mem. Hosp., Ser. A, 5.00%, 06/01/2022	A	13,835,000	13,305,950
Mount Lebanon, PA Hosp. Auth., Saint Clair Mem. Hosp.:
Ser. A, 5.50%, 07/01/2022	A-	4,400,000	4,368,628
Ser. A, 5.625%, 07/01/2032	A-	1,000,000	989,290
Pennsylvania Higher Edl. Facs. Auth. RB:
Allegheny Delaware Valley Obl.:
5.875%, 11/15/2021	AAA	3,550,000	3,946,287
Ser. A, 5.50%, 11/15/2008	AAA	3,000,000	3,355,620
Univ. of Pennsylvania:
Ser. A, 5.70%, 01/01/2011	A	1,100,000	1,159,499
Ser. A, 6.00%, 01/01/2004	A	3,440,000	3,552,041
Ser. B, 5.50%, 01/01/2009	A	1,520,000	1,616,900
Ser. B, 5.75%, 01/01/2017	A	4,000,000	4,157,800
Univ. of Pennsylvania Hlth. Svcs.:
Ser. A, 5.60%, 01/01/2010	A	2,525,000	2,667,940
Ser. A, 6.00%, 01/01/2007	A	1,000,000	1,095,860
Ser. A, 6.00%, 01/01/2010	A	100,000	103,579
Ser. B, 5.70%, 01/01/2011	A	4,460,000	4,701,241
Ser. B, 5.85%, 09/01/2013	AA	3,740,000	4,096,572
UPMC Hlth. Sys.:
Ser. A, 6.00%, 01/15/2022	A	4,850,000	5,054,476
Ser. A, 6.25%, 01/15/2017	A	4,000,000	4,345,880
Philadelphia, PA Hosp. & Higher Ed. Facs. Auth. RB, Jefferson Hlth. Sys.:
Ser. A, 5.125%, 05/15/2011	AA-	3,395,000	3,606,712
Ser. A, 5.125%, 05/15/2012	AA-	3,555,000	3,747,645
Ser. A, 5.125%, 05/15/2018	AAA	8,850,000	9,191,079
Ser. A, 5.25%, 05/15/2013	AAA	3,045,000	3,252,151
Ser. A, 5.25%, 05/15/2014	AA-	7,390,000	7,759,870
Philadelphia, PA Hosp. & Higher Ed. Facs. Auth. RRB, Children's Hosp. Proj., Ser. A, 5.20%, 02/15/2005	AA	1,470,000	1,503,942
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003

	Credit Rating(v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
HOSPITAL continued
Pottsville, PA Hosp. Auth. RB, Ascension Hlth. Credit, Ser. A, 6.375%, 11/15/2019	AAA	$8,245,000	$ 9,754,082
Southcentral, PA Gen. Auth. RB, Wellspan Hlth. Obl., 5.375%, 05/15/2028	AA3	9,000,000	9,119,250
Washington Cnty., PA Hosp. Auth. RB, Monongahela Valley Hosp. Proj.:
5.50%, 06/01/2017	A3	2,385,000	2,487,579
6.25%, 06/01/2022	A3	1,750,000	1,872,255
179,245,577
HOUSING 4.3%
Allegheny Cnty., PA Residential Fin. Auth. SFHRB:
Ser. II-1, 5.80%, 05/01/2021	AAa	1,810,000	1,918,871
Ser. II-1, 5.90%, 11/01/2032	AAa	1,225,000	1,288,602
Ser. Y, 6.60%, 11/01/2014, (Insd. by GNMA)	AAa	745,000	765,443
Arlington Cnty., VA IDA MHRB, Woodbury Park Apts., Ser. B, 6.50%, 07/01/2024	NR	1,000,000	1,007,900
Pennsylvania HFA RB, Single Family Mtge.:
Ser. 36, 5.45%, 10/01/2014	AA+	700,000	723,667
Ser. 40, 6.80%, 10/01/2015	AA+	750,000	775,650
Ser. 50-A, 6.00%, 10/01/2013	AA+	1,840,000	1,956,877
Ser. 57-B, 5.625%, 10/01/2011, (Insd. by FHA)	AA+	1,500,000	1,608,075
Ser. 65-A, 5.20%, 10/01/2018	AA+	5,000,000	5,143,600
Ser. 68-A, 5.875%, 04/01/2017	AA+	2,465,000	2,661,387
Ser. 68-A, 6.05%, 10/01/2028	AA+	3,450,000	3,626,674
Ser. 68-A, 6.10%, 04/01/2021	AA+	2,000,000	2,130,400
Ser. 69-A, 6.15%, 10/01/2020, (Insd. by FHA)	AA+	5,900,000	6,300,197
Ser. 69-A, 6.25%, 04/01/2031, (Insd. by FHA)	AA+	985,000	1,047,410
Ser. 70-A, 5.80%, 10/01/2021	AA+	1,000,000	1,058,020
Ser. 72-A, 5.25%, 04/01/2021	AA+	5,250,000	5,394,007
Philadelphia, PA HFA RB, Ser. A, 5.50%, 12/01/2018, (Insd. by FSA)	AAA	2,615,000	2,908,978
40,315,758
INDUSTRIAL DEVELOPMENT REVENUE 5.7%
Bucks Cnty., PA IDA RB, Waste Management, Inc. Proj., 4.90%, VRDN	BBB	3,400,000	3,483,504
Burke Cnty., GA Dev. Auth. PCRB, Vogtle Proj., 1.30%, VRDN (++)	A	10,000,000	10,000,000
Erie Cnty., PA IDA Env. Impt. RB, International Paper Co. Proj., Ser. A, 7.625%, 11/01/2018	BBB	500,000	528,880
Pennsylvania Econ. Dev. Fin. Auth. RB, 30th Street Station Garage Proj., Class A, 5.80%, 06/01/2023, (Insd. by ACA)	A	3,515,000	3,569,553
Pennsylvania IDA RB, Econ. Dev.:
5.80%, 01/01/2008, (Insd. by AMBAC)	AAA	2,215,000	2,528,644
5.80%, 07/01/2009	AAA	250,000	289,532
6.00%, 01/01/2005, (Insd. by AMBAC)	AAA	7,595,000	8,185,663
7.00%, 01/01/2006	AAA	2,000,000	2,274,260
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003

	Credit Rating(v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
INDUSTRIAL DEVELOPMENT REVENUE continued
Philadelphia, PA Auth. for Indl. RB, Ser. B, 5.50%, 10/01/2019	AAA	$2,225,000	$ 2,437,243
Philadelphia, PA IDA RB, American College of Physicians, 6.00%, 06/15/2030	AA-	5,500,000	5,949,735
Schuylkill Cnty., PA IDA RB, Pine Grove Landfill, Inc., 5.10%, 04/01/2009	BBB	3,800,000	3,872,732
Southeastern, OK Indl. Auth. RB, Ser. B, 2.15%, VRDN	A-2	3,900,000	3,900,000
Westmoreland Cnty., PA IDA RB, Valley Landfill Proj., 5.10%, 05/01/2009	NR	6,000,000	6,115,920
53,135,666
LEASE 0.5%
Philadelphia, PA Auth. RB, Ser. B, 5.50%, 10/01/2014	AAA	4,000,000	4,514,400
MISCELLANEOUS REVENUE 8.5%
Center City Dist., PA Bus. Impt. Spl. Assmt. RB, Business Impt. Assmt.:
5.45%, 12/01/2006	AAA	1,085,000	1,205,782
5.55%, 12/01/2007	AAA	1,145,000	1,283,236
5.60%, 12/01/2008, (Insd. by AMBAC)	AAA	1,210,000	1,355,962
Cmnwlth. of Puerto Rico Muni. Fin. Agcy. RB, Ser. A, 6.00%, 07/01/2011, (Insd. by FSA)	AAA	1,000,000	1,190,370
Dauphin Cnty., PA Gen. Auth. RB:
Forum Place Office & Parking, Ser. A, 6.00%, 01/15/2025	NR	9,000,000	4,454,280
Hyatt Regency Hotel & Conference Ctr., 6.00%, 01/01/2010	NR	6,210,000	5,723,633
Office & Parking-Riverfront Office, 6.00%, 01/01/2025	NR	4,000,000	3,401,560
Delaware Valley, PA Regl. Fin. RB, Ser. B, 5.60%, 07/01/2017, (Insd. by AMBAC)	AAA	2,000,000	2,323,560
New Morgan, PA Muni. Auth. RB, Cmnwlth. Office Proj., Ser. A, 6.50%, 06/01/2025	NR	2,560,000	2,470,989
Northampton Cnty., PA Gen. Purpose Auth. RB, Cnty. Agreement:
5.75%, 10/01/2016	AAA	1,560,000	1,834,716
5.75%, 10/01/2017	AAA	3,270,000	3,845,847
Pennsylvania Convention Ctr. Auth. RB, Ser. A, 6.70%, 09/01/2016, (Insd. by FGIC)	AAA	8,500,000	10,646,760
Pennsylvania Fin. Auth. RB, Muni. Capital Impt. Program, 6.60%, 11/01/2009	A	5,000,000	5,248,350
Pennsylvania IDA RB, Econ. Dev.:
5.50%, 07/01/2018, (Insd. by AMBAC)	AAA	6,000,000	6,667,380
5.50%, 07/01/2020	AAA	1,560,000	1,710,789
6.00%, 01/01/2012, (Insd. by AMBAC)	AAA	7,215,000	7,581,883
Pennsylvania Infrastructure Investment Auth. RB, Pennvest Loan Pool Program:
5.40%, 09/01/2009, (Insd. by MBIA)	AAA	1,805,000	2,041,473
5.50%, 09/01/2010, (Insd. by MBIA)	AAA	2,140,000	2,424,855
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003

	Credit Rating(v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
MISCELLANEOUS REVENUE continued
Pennsylvania Intergovernmental Cooperative Auth. Spl. Tax RRB, Philadelphia Funding Program:
5.60%, 06/15/2012, (Insd. by FGIC)	AAA	$3,665,000	$ 4,024,647
5.625%, 06/15/2013, (Insd. by FGIC)	AAA	3,000,000	3,296,670
Pennsylvania Pub. Sch. Bldg. Auth. RRB:
Montgomery Cnty. Community College, Ser. B, 5.60%, 11/01/2005	A1	1,260,000	1,388,243
Tuscarora Sch. Dist. Proj., Ser. B, 5.70%, 10/15/2003	A	400,000	409,516
Philadelphia, PA Hosp. & Higher Ed. Facs. Auth. RRB, Ser. B, 6.25%, 05/01/2006, (Insd. by MBIA)	AAA	1,205,000	1,362,277
Puerto Rico Pub. Fin. Corp. RB, Ser. A, 5.50%, 08/01/2020, (Insd. by MBIA)	AAA	3,000,000	3,307,110
79,199,888
PORT AUTHORITY 1.4%
Allegheny Cnty., PA Port Auth. RB, Trans.:
5.50%, 03/01/2016	AAA	2,000,000	2,230,820
5.50%, 03/01/2017	AAA	3,750,000	4,155,750
Delaware River Port Auth., PA & NJ RB, 5.40%, 01/01/2016, (Insd. by FGIC)	AAA	865,000	949,830
Delaware River Port Auth., PA & NJ RRB, Port Dist. Proj., Ser. A, 5.50%, 01/01/2018, (Insd. by FSA)	AAA	3,425,000	3,787,605
Philadelphia, PA Regl. Port Auth. RB, 6.00%, 09/01/2007	AAA	1,900,000	1,938,247
13,062,252
PRE-REFUNDED 8.5%
Abington, PA Sch. Dist. GO:
Ser. A, 5.625%, 05/15/2020	AAA	2,000,000	2,213,220
Ser. A, 5.75%, 05/15/2025	AAA	2,000,000	2,219,640
Allegheny Cnty., PA GO:
Ser. C-43, 5.70%, 09/15/2008, (Insd. by MBIA)	AAA	1,500,000	1,597,320
Ser. C-43, 5.875%, 09/15/2010, (Insd. by MBIA)	AAA	60,000	64,044
Ser. C-53, 5.50%, 11/01/2015, (Insd. by FGIC)	AAA	1,950,000	2,175,927
Blue Mountain, PA Sch. Dist. GO, Ser. A, 5.50%, 10/01/2019, (Insd. by FSA)	AAA	2,880,000	3,323,232
Bradford, PA Area Sch. Dist. GO:
5.50%, 10/01/2010, (Insd. by FGIC)	AAA	1,105,000	1,214,771
5.75%, 10/01/2015, (Insd. by FGIC)	AAA	2,000,000	2,210,920
Cambria Cnty., PA GO, Ser. A, 6.625%, 08/15/2012, (Insd. by FGIC)	AAA	4,485,000	4,867,615
Central Bucks, PA Sch. Dist. GO:
Ser. A, 6.90%, 11/15/2013	AA3	1,000,000	1,090,770
Ser. A, 6.90%, 11/15/2014	AA3	1,405,000	1,532,532
Conrad Weiser, PA Area Sch. Dist. GO, 6.85%, 12/15/2014, (Insd. by MBIA)	AAA	1,500,000	1,641,735
Cornwall & Lebanon, PA Suburban Joint Sch. Auth. RB, 5.60%, 03/01/2007, (Insd. by FGIC)	AAA	1,405,000	1,462,928
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003

	Credit Rating(v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
PRE-REFUNDED continued
Council Rock, PA Sch. Dist. GO, Ser. A, 5.375%, 11/15/2017, (Insd. by MBIA)	AAa	$2,055,000	$ 2,256,102
Crawford Cnty., PA Central Sch. Dist. GO:
5.55%, 02/15/2008, (Insd. by FGIC)	AAA	1,500,000	1,616,640
5.65%, 02/15/2009, (Insd. by FGIC)	AAA	2,085,000	2,250,966
Dauphin Cnty., PA GO, 5.45%, 08/01/2007	AAA	3,000,000	3,043,740
Delaware Cnty., PA GO:
5.50%, 10/01/2015	AA	2,695,000	2,958,428
5.55%, 10/01/2010	AA	1,750,000	1,971,637
Geisinger, PA Hlth. Sys. Auth. RRB, PA State Geisinger Hlth. Sys., Ser. A, 6.00%, 07/01/2006	AAA	35,000	37,100
Lancaster, PA Sch. Dist. GO:
5.60%, 05/15/2007, (Insd. by FGIC)	AAA	1,000,000	1,050,050
5.80%, 05/15/2009, (Insd. by FGIC)	AAA	1,585,000	1,667,848
Loyalsock Township, PA Sch. Dist. GO:
5.375%, 11/01/2018, (Insd. by MBIA)	AAA	1,510,000	1,730,355
5.375%, 11/01/2019, (Insd. by MBIA)	AAA	1,855,000	2,125,700
Manheim, PA Central Sch. Dist. GO:
5.60%, 05/15/2006	AAA	1,085,000	1,139,304
6.10%, 05/15/2014, (Insd. by FGIC)	AAA	100,000	105,561
Mon Valley, PA Swr. Auth. RB, 6.55%, 11/01/2019, (Insd. by MBIA)	AAA	1,305,000	1,413,641
North Wales, PA Wtr. Auth. RB, 6.75%, 11/01/2010, (Insd. by FGIC)	AAA	100,000	108,638
Pennsylvania Fin. Auth. Community College RB, Beaver Cnty. Proj., Ser. A, 6.00%, 12/01/2014	AAA	1,500,000	1,617,465
Pennsylvania Intergovernmental Cooperative Auth. Spl. Tax RB, Philadelphia Funding Program, 6.75%, 06/15/2021, (Insd. by FGIC)	AAA	1,650,000	1,841,747
Philadelphia, PA GO, Ser. B, 5.80%, 11/15/2007	AAA	1,440,000	1,573,834
Pittsburgh, PA Wtr. & Swr. Sys. RB, 1st Lien:
Ser. A, 5.40%, 09/01/2012, (Insd. by FGIC)	AAA	2,845,000	3,112,316
Ser. A, 5.50%, 09/01/2013, (Insd. by FGIC)	AAA	2,715,000	2,976,536
Schuylkill Valley, PA Sch. Dist. GO:
5.55%, 04/15/2007, (Insd. by MBIA)	AAA	1,110,000	1,111,932
5.65%, 04/15/2008, (Insd. by MBIA)	AAA	1,185,000	1,187,109
Seneca Valley, PA Sch. Dist. GO, 5.85%, 02/15/2015, (Insd. by FGIC)	AAA	105,000	115,839
Solanco, PA Sch. Dist. GO, 5.90%, 02/15/2009	AAA	3,450,000	3,594,693
Southeastern, PA Trans. Auth. Spl. RB:
Ser. A, 5.625%, 03/01/2007, (Insd. by FGIC)	AAA	3,275,000	3,571,551
Ser. A, 5.75%, 03/01/2008, (Insd. by FGIC)	AAA	1,290,000	1,409,854
Stroudsburg, PA Area Sch. Dist. GO, 5.65%, 10/01/2009	AAA	2,405,000	2,652,739
Unionville-Chadds Ford, PA Sch. Dist. GO, 5.80%, 06/01/2013	AA2	1,000,000	1,007,850
West Mifflin, PA Muni. Sanitation Swr. Auth. RB:
5.70%, 08/01/2015, (Insd. by FGIC)	AAA	1,000,000	1,126,990
Ser. A, 5.80%, 08/01/2024	AAA	2,500,000	2,825,525
78,816,344
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003

	Credit Rating(v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
RESOURCE RECOVERY 0.9%
Pennsylvania Econ. Dev. Fin. Auth. RB, Colver Proj.:
Ser. D, 7.05%, 12/01/2010	BBB-	$ 1,000,000	$ 1,034,420
Ser. D, 7.125%, 12/01/2015	BBB-	3,700,000	3,839,786
Ser. D, 7.15%, 12/01/2018	BBB-	2,300,000	2,384,088
Pennsylvania EDA RB, Dr. Gertrude A. Barber Ctr., Inc., 5.90%, 12/01/2030	AA	1,000,000	1,068,330
8,326,624
SALES TAX 1.5%
Pennsylvania Convention Ctr. RRB, Ser. A, 6.75%, 09/01/2019, (Insd. by MBIA)	AAA	12,295,000	13,460,935
SPECIAL TAX 1.7%
Allegheny Cnty., PA Redev. Auth. Tax RB, Waterfront Proj.:
Ser. A, 6.30%, 12/15/2018	NR	2,015,000	2,194,134
Ser. B, 6.40%, 12/15/2018	NR	4,030,000	4,385,728
Pennsylvania Intergovernmental Coop., 5.50%, 06/15/2016, (Insd. by FGIC)	AAA	500,000	547,530
Pennsylvania Intergovernmental Coop. Auth. RRB, Philadelphia Funding Proj., 5.25%, 06/15/2011	AAA	2,000,000	2,211,580
Virgin Islands Pub. Fin. Auth. RB, Sr. Lien:
Ser. A, 5.20%, 10/01/2009	BBB-	1,000,000	1,072,910
Ser. A, 5.50%, 10/01/2013	BBB-	1,000,000	1,057,080
Ser. A, 5.50%, 10/01/2018	BBB-	500,000	510,465
Ser. A, 5.50%, 10/01/2022	BBB-	1,000,000	1,006,710
Virgin Islands Pub. Fin. Auth. RRB, Sr. Lien, Ser. A, 5.625%, 10/01/2025	BBB-	2,250,000	2,276,730
15,262,867
TOBACCO REVENUE 2.3%
Children's Trust Fund, Puerto Rico, Tobacco Settlement RB, 5.75%, 07/01/2020	AAA	3,065,000	3,421,214
Tobacco Settlement Fin. Corp. of Virginia RB, Asset Backed, Ser. A, 6.25%, 06/01/2027 (+)	A	4,100,000	3,788,236
Tobacco Settlement Revenue Mgmt. Auth., SC RB, Ser. B, 6.00%, 05/15/2022	A	5,620,000	5,273,583
Washington, DC Tobacco Settlement Fin. Corp. RB, 6.25%, 05/15/2024	A	9,405,000	8,830,637
21,313,670
TRANSPORTATION 4.4%
Allegheny Cnty., PA Port Auth. RB, Trans.:
5.50%, 03/01/2015	AAA	1,000,000	1,121,220
6.25%, 03/01/2017	AAA	5,000,000	5,964,450
6.375%, 03/01/2014	AAA	5,500,000	6,598,075
6.375%, 03/01/2015	AAA	4,750,000	5,698,337
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003

	Credit Rating(v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
TRANSPORTATION continued
Delaware River Joint Toll Bridge, 5.25%, 07/01/2019	A-	$1,060,000	$ 1,127,321
Pennsylvania Tpke. Commission RB:
5.375%, 07/15/2019	AAA	2,965,000	3,234,074
Ser. B, 5.25%, 12/01/2016, (Insd. by AMBAC)	AAA	520,000	567,242
Pennsylvania Tpke. Commission RRB:
Ser. S, 5.50%, 06/01/2015	AA-	6,425,000	7,222,985
Ser. S, 5.625%, 06/01/2014	AA-	6,080,000	6,930,288
Southeastern, PA Trans. Auth. PA RB, Ser. A, 5.25%, 03/01/2014	AAA	2,500,000	2,741,650
41,205,642
WATER & SEWER 5.4%
Allegheny Cnty., PA Sanitation Auth. Swr. RB:
5.50%, 12/01/2020	AAA	3,865,000	4,198,124
5.50%, 12/01/2030	AAA	5,375,000	5,722,118
5.75%, 12/01/2014	AAA	2,390,000	2,750,221
Allegheny Cnty., PA Sanitation Auth. Swr. RRB, 5.375%, 12/01/2018	AAA	2,080,000	2,281,531
Bucks Cnty., PA Wtr. & Swr. RB, Ser. A, 5.375%, 06/01/2017, (Insd. by AMBAC)	AAA	1,190,000	1,310,630
Delaware Cnty., PA Regl. Wtr. Quality Ctl. Auth. RB, 5.50%, 05/01/2015	AAA	2,540,000	2,845,740
North Penn, PA Wtr. Auth. RB, 5.75%, 11/01/2018, (Insd. by FGIC)	AAA	3,705,000	4,067,794
North Wales, PA Wtr. Auth. RB, 5.60%, 11/01/2020, (Insd. by FGIC)	AAA	4,530,000	4,949,297
Philadelphia, PA Wtr. & Wst. Wtr. RB, 6.25%, 08/01/2012, (Insd. by MBIA)	AAA	4,000,000	4,825,960
Pittsburgh, PA Wtr. & Swr. Sys. RB, 1st Lien, 5.50%, 12/01/2015	AAA	3,100,000	3,499,404
Univ. of Pittsburgh, PA RB, Area Joint Swr. Auth., 5.25%, 11/01/2014, (Insd. by MBIA)	AAA	4,355,000	4,915,967
Upper Merion, PA Muni. Util. Auth. Swr. RB:
5.55%, 08/15/2007	AA1	2,595,000	2,637,351
6.00%, 08/15/2012	AA1	1,000,000	1,016,460
6.00%, 08/15/2016	AA1	2,325,000	2,363,711
Upper Moreland-Hatboro, PA Joint Swr. Auth. RRB, 6.35%, 10/15/2003, (Insd. by MBIA)	AAA	1,000,000	1,027,570
Virgin Islands Wtr. & Pwr. Auth. Elec. Sys. RB, 5.25%, 07/01/2008	NR	1,835,000	1,963,156
50,375,034
Total Municipal Obligations			921,200,018
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003

	Shares	Value

SHORT-TERM INVESTMENTS 0.6%
MUTUAL FUND SHARES 0.6%
Evergreen Institutional Municipal Money Market Fund (o)	5,534,210	$ 5,534,210
Total Investments (cost $870,512,998) 99.7%		926,734,228
Other Assets and Liabilities 0.3%		2,502,177
Net Assets 100.0%		$ 929,236,405

(+)	When-issued security
(++)	All or a portion of the security has been segregated for when-issued securities.
(v)	Credit ratings are unaudited and rated by Moody's Investors Service where Standard and Poor's ratings are not available.
(o)	Evergreen Investment Management Company, LLC is the investment advisor to both the fund and the money market fund.

Summary of Abbreviations:
ACA	American Collectors Association
AMBAC	American Municipal Bond Assurance Corp.
EDA	Economic Development Authority
FGIC	Financial Guaranty Insurance Corp.
FHA	Federal Housing Authority
FSA	Financial Security Assurance, Inc.
GNMA	Government National Mortgage Association
GO	General Obligation
HFA	Housing Finance Authority
IDA	Industrial Development Authority
MBIA	Municipal Bond Investors Assurance Corp.
MHRB	Multifamily Housing Revenue Bond
PCRB	Pollution Control Revenue Bond
PCRRB	Pollution Control Refunding Revenue Bond
RB	Revenue Bond
RRB	Refunding Revenue Bond
SFHRB	Single Family Housing Revenue Bond
VRDN	Variable Rate Demand Note

The following table shows the percent of total investments invested by geographic location as of March 31, 2003 (unaudited):

Pennsylvania	92.2%
Puerto Rico	2.0%
Georgia	1.1%
South Carolina	1.1%
District of Columbia	1.0%
Virgin Islands	1.0%
Virginia	0.6%
Oklahoma	0.4%
Non-state Specific	0.6%
Total	100.0%
See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2003

Assets
Identified cost of securities	$ 870,512,998
Net unrealized gains on securities	56,221,230

Market value of securities	926,734,228
Receivable for Fund shares sold	129,334
Interest receivable	14,210,905
Prepaid expenses and other assets	357,120

Total assets	941,431,587

Liabilities
Dividends payable	3,068,427
Payable for securities purchased	8,876,705
Payable for Fund shares redeemed	194,910
Advisory fee payable	6,186
Distribution Plan expenses payable	1,878
Due to other related parties	2,539
Accrued expenses and other liabilities	44,537

Total liabilities	12,195,182

Net assets	$ 929,236,405

Net assets represented by
Paid-in capital	$ 890,814,608
Overdistributed net investment income	(380,070)
Accumulated net realized losses on securities	(17,419,363)
Net unrealized gains on securities	56,221,230

Total net assets	$ 929,236,405

Net assets consists of
Class A	$ 66,025,769
Class B	43,463,434
Class C	15,469,738
Class I	804,277,464

Total net assets	$ 929,236,405

Shares outstanding
Class A	5,674,763
Class B	3,755,018
Class C	1,334,175
Class I	69,127,686

Net asset value per share
Class A	$ 11.63
Class A -- Offering price (based on sales charge of 4.75%)	$ 12.21
Class B	$ 11.57
Class C	$ 11.59
Class C -- Offering price (based on sales charge of 1.00%)	$ 11.71
Class I	$ 11.63

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended March 31, 2003

Investment income
Interest	$ 47,284,123

Expenses
Advisory fee	2,250,681
Distribution Plan expenses
Class A	160,556
Class B	392,773
Class C	131,737
Administrative services fee	922,301
Transfer agent fee	106,015
Trustees' fees and expenses	12,154
Printing and postage expenses	40,890
Custodian fee	240,793
Registration and filing fees	37,765
Professional fees	18,301
Other	34,378

Total expenses	4,348,344
Less: Expense reductions	(3,916)
Expense reimbursements	(270)

Net expenses	4,344,158

Net investment income	42,939,965

Net realized and unrealized gains or losses on securities
Net realized gains on securities	338,454
Net change in unrealized gains or losses on securities	35,908,481

Net realized and unrealized gains or losses on securities	36,246,935

Net increase in net assets resulting from operations	$ 79,186,900

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31,
	2003		2002

Operations
Net investment income		$ 42,939,965		$ 44,249,506
Net realized gains on securities		338,454		3,460,226
Net change in unrealized gains or losses on securities		35,908,481		(16,282,659)

Net increase in net assets resulting from operations		79,186,900		31,427,073

Distributions to shareholders from
Net investment income
Class A		(2,878,695)		(2,326,326)
Class B		(1,466,444)		(1,377,234)
Class C		(490,676)		(312,898)
Class I*		(38,262,452)		(40,165,018)

Total distributions to shareholders		(43,098,267)		(44,181,476)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	2,028,390	23,391,956	2,394,101	27,219,729
Class B	1,192,738	13,721,019	1,120,194	12,695,690
Class C	518,612	5,988,972	490,746	5,577,648
Class I*	6,341,975	73,097,931	9,494,694	108,012,613

		116,199,878		153,505,680

Net asset value of shares issued in reinvestment of distributions
Class A	128,944	1,486,851	108,633	1,233,355
Class B	81,551	935,337	72,844	821,600
Class C	30,563	351,205	20,169	227,789
Class I*	61,092	705,146	31,710	360,096

		3,478,539		2,642,840

Automatic conversion of Class B shares to Class A shares
Class A	239,384	2,772,356	479,373	5,446,452
Class B	(240,769)	(2,772,356)	(482,635)	(5,446,452)

		0		0

Payment for shares redeemed
Class A	(1,909,861)	(21,939,701)	(1,758,474)	(19,952,901)
Class B	(399,972)	(4,566,803)	(365,729)	(4,125,372)
Class C	(162,225)	(1,857,372)	(75,749)	(853,847)
Class I*	(8,291,248)	(95,507,839)	(9,915,303)	(112,768,747)

		(123,871,715)		(137,700,867)

Net increase (decrease) in net assets resulting from capital share transactions		(4,193,298)		18,447,653

Total increase in net assets		31,895,335		5,693,250
Net assets
Beginning of period		897,341,070		891,647,820

End of period		$ 929,236,405		$ 897,341,070

Overdistributed net investment income		$ (380,070)		$ (221,768)

* Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).
See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Pennsylvania Municipal Bond Fund (the "Fund") is a non-diversified series of Evergreen Municipal Trust (the "Trust"), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Fund offers Class A, Class B, Class C and Institutional ("Class I") shares. Class A shares are sold with a front-end sales charge and pay an ongoing distribution fee. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold with a front-end sales charge and are subject to a contingent deferred sales charge that is payable upon redemption within one year after the month of purchase. Both Class B and Class C shares pay a higher ongoing distribution fee than Class A. Class I shares are sold without a front-end sales charge or contingent deferred sales charge and do not pay a distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. When-issued and delayed delivery transactions

The Fund records when-issued securities no later than one business day after the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

NOTES TO FINANCIAL STATEMENTS continued

c. Security transactions and investment income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

d. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

e. Distributions

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

f. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC ("EIMC"), an indirect, wholly-owned subsidiary of Wachovia Corporation ("Wachovia"), is the investment advisor to the Fund and is paid an annual fee starting at 0.46% and declining to 0.16% as average daily net assets increase.

From time to time, EIMC may voluntarily or contractually waive its fees and/or reimburse expenses in order to limit operating expenses. For any fee waivers and/or reimbursements made after January 1, 2003, EIMC may recoup any amounts waived and/or reimbursed up to a period of three years following the end of the fiscal year in which the fee waivers and/or reimbursements were made. During the year ended March 31, 2003, the investment advisor reimbursed expenses relating to Class A in the amount of $270, which represents 0.00% of the Fund's average daily net assets. Total amounts subject to recoupment as of March 31, 2003 were $270.

Evergreen Investment Services, Inc. ("EIS"), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.10% of the Fund's average daily net assets.

Evergreen Service Company, LLC ("ESC"), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

NOTES TO FINANCIAL STATEMENTS continued

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly-owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 1.00% of the average daily net assets for Class B and Class C shares. On March 20, 2003, the Trustees of the Fund approved an increase to the annual maximum allowable charge for servicing and distribution fees on Class A shares from 0.25% to 0.30% of the average daily net assets of Class A shares. This increase became effective on either March 26, 2003 or March 27, 3003 for all Class A shares in the Evergreen fund family.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $179,147,029 and $161,332,360, respectively, for the year ended March 31, 2003.

On March 31, 2003, the aggregate cost of securities for federal income tax purposes was $870,512,998. The gross unrealized appreciation and depreciation on securities based on tax cost was $63,678,178 and $7,456,948, respectively, with a net unrealized appreciation of $56,221,230.

As of March 31, 2003, the Fund had $15,630,296 in capital loss carryovers for federal income tax purposes with $281,543 expiring in 2008 and $15,348,753 expiring in 2009.

For income tax purposes, capital losses incurred after October 31 within the Fund's fiscal year are deemed to arise on the first business day of the following fiscal year. The Fund has incurred and will elect to defer post-October losses of $1,789,067.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other certain funds in the Evergreen fund family may participate in an interfund lending program. This program allows the Fund to borrow from other participating funds. During the year ended March 31, 2003, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of March 31, 2003, the components of distributable earnings on a tax basis were as follows:

Capital Loss
Overdistributed		Carryover
Exempt-		and
Interest	Unrealized	Post-October
Income	Appreciation	Loss

$ 380,070	$ 56,221,230	$ 17,419,363

The tax character of distributions paid for the year ended March 31, 2003 was $144,346 of ordinary income and $42,953,921 of exempt-interest income.

NOTES TO FINANCIAL STATEMENTS continued

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund's custodian, a portion of fund expenses has been reduced. The Fund received expense reductions from expense offset arrangements of $3,916, which represents 0.00% of its average daily net assets.

9. DEFERRED TRUSTEES' FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the year ended March 31, 2003, the Fund had no borrowings under this agreement.

11. CONCENTRATION OF RISK

The Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state, therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt mutual fund.

INDEPENDENT AUDITORS' REPORT

Board of Trustees and Shareholders
Evergreen Municipal Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Pennsylvania Municipal Bond Fund, a series of Evergreen Municipal Trust, as of March 31, 2003, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003 by correspondence with the custodian. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Pennsylvania Municipal Bond Fund, as of March 31, 2003, the results of its operations, changes in its net assets and financial highlights for each of the years described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
May 2, 2003

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

For the fiscal year ended March 31, 2003, the percentage representing the portion of distributions from net investment income, which are exempt from federal income tax, other than alternative minimum tax is 99.67%.

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TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Sales Manager, SMI-STEEL - South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

TRUSTEES AND OFFICERS continued

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.

OFFICERS
William M. Ennis[3] President DOB: 6/26/1960 Term of office since: 1999	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Chief Operating Officer, Capital Management Group, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.; former Senior Manager, KPMG LLP.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; former Vice President and Counsel, Colonial Management Associates, Inc.

Nimish S. Bhatt[5] Vice President and Assistant Treasurer DOB: 6/6/1963 Term of office since: 1998	Vice President, Tax, BISYS Fund Services; former Assistant Vice President, EAMC/First Union National Bank; former Senior Tax Consulting/Acting Manager, Investment Companies Group, PricewaterhouseCoopers LLP, New York.

Bryan Haft[5] Vice President DOB: 1/23/1965 Term of office since: 1998	Team Leader, Fund Administration, BISYS Fund Services.

[1] Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 112 Evergreen funds.

[2] Mr. Wagoner is an "interested person" of the fund because of his ownership of shares in Wachovia Corporation, the parent to the fund's investment advisor.

[3] The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

[4] The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

[5] The address of the Officer is 3435 Stelzer Road, Columbus, OH 43219.

Additional information about the fund's Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With over $229 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of March 31, 2003

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

For the fourth consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key service areas. The award symbolizes the achievement of the highest tier of shareholder service within our industry. For 2002, Evergreen Investments was ranked third overall.

566394   5/2003

Evergreen Investments 200 Berkeley Street Boston, MA 02116-5034